SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2011

PROVIDENT NEW YORK BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25233	80-0091851
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Rella Boulevard, Montebello, New York		10901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Consistent with executive compensation actions taken by many other companies, Provident Bank (the “Bank”), the principal subsidiary of the registrant, has determined to phase out the evergreen feature in the employment agreements of its executives. Pursuant to this decision, on July [20], 2011, the Bank provided written notice to affected executives, including Stephen G. Dormer, Paul A. Maisch and Richard O. Jones, that their employment agreements would cease to renew on a daily basis. The Board of Directors of the Bank ratified this action on July 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: July 29, 2011	By:	/s/ Daniel G. Rothstein
Daniel G. Rothstein
Executive Vice President, Chief Risk Officer and
General Counsel